UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 10, 2000

                           Chattown.com Network, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

      162467 10 4                                       582027283
      -----------                                       ---------
     (CUSIP Number)                         (IRS Employer Identification Number)


                           c/o Thomas Clay, President
                       200 South Washington Blvd. Suite 9
                             Sarasota, Florida 34236
                             -----------------------
                    (Address of principal executive offices)

                               (941) 941-957-1009
                               ------------------
              (Registrant's telephone number, including area code)

ITEM 2.           Acquisition or Disposition of Assets

The Company expanded its Internet holdings with the addition of Bell2Bell.com, PennyPicks.com and StockMarketChat.com in conjunction with the acquisition of Value Plus Marketing, Inc. subsequent to the closing of the transaction. The attached financials include the acquisition of these sites. All other terms of the stock purchase agreement remain the same. For more information, please see Form 8-K filed on April 20, 2000.


ITEM 7:           FINANCIAL STATEMENTS AND EXHIBITS

         A.       Financial Statements of Acquired Business.
                  -----------------------------------------

Financial statements are hereby attached beginning on page F-1.

                            CHATTOWN.COM NETWORK, INC.

                   REPORT ON AUDITS OF PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS
                               FOR THE YEARS ENDED
                           DECEMBER 31, 1999 AND 1998

                       Bobbitt, Pittenger & Company, P.A.

                           CHATTOWN.COM NETWORK, INC.


                                    CONTENTS

                                                                            PAGE

FINANCIAL STATEMENTS

    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                                 F-1

    PRO FORMA CONSOLIDATED BALANCE SHEETS                                    F-2

    PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS                          F-3

    PRO FORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY                 F-4

    PRO FORMA CONSOLIDATED STATEMENTS OF CASH FLOWS                          F-5

    NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS                     F-6

              [Letterhead of Bobbitt, Pittenger & Company, P.A.]


May 31, 2000




TO THE STOCKHOLDERS
Chattown.com Network, Inc.
Sarasota, Florida


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

We have audited the accompanying pro forma consolidated balance sheets of Chattown.com Network, Inc. as of December 31, 1999 and 1998 and the related pro forma consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These pro forma consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these pro forma consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the pro forma consolidated financial statements referred to above present fairly, in all material respects, the financial position of Chattown.com Network, Inc. as of December 31, 1999 and 1998 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


/s/Bobbitt, Pittenger & Company, P.A.

Certified Public Accountants

                           CHATTOWN.COM NETWORK, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEETS



                                                         December 31,
                                                  1999                  1998
        ASSETS
                                               ---------------------------------
CURRENT ASSETS
    Cash and cash equivalents                 $  98,932             $  9,819
    Accounts receivable                          45,565                7,488
    Prepaid expense                              17,500
                                                --------             --------
        TOTAL CURRENT ASSETS                    161,997               17,307

PROPERTY AND EQUIPMENT
    Computers                                     7,498                7,498
    Software                                      9,517                2,599
                                                -------              --------
                                                 17,015               10,097
Less accumulated depreciation                     8,316                4,695
                                                -------              --------
                                                  8,699                5,402
                                                -------              --------
                                               $170,696              $22,709
                                                =======              ========




                                                            December 31,
                                                    1999                  1998
                                                 -------------------------------
    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Accounts payable                             $    1,083         $
    Accrued expenses                                  8,048                6,263
                                                     ------              -------
           TOTAL CURRENT LIABILITIES                  9,131                6,263

STOCKHOLDERS' EQUITY
Preferred stock, $.001 par value, 2,000,000 shares authorized; no shares issued and outstanding

Common stock, $.001 par value,  200,000,000
    shares  authorized;  35,494,656 and
    34,994,656 shares issued and outstanding,
    respectively                                     35,495               34,995
Additional paid-in capital                           10,500             (24,000)
Accumulated earnings                                115,570                5,451
                                                    -------              -------
TOTAL CURRENT LIABILITIES                           161,565               16,446
                                                    -------              -------
TOTAL CURRENT LIABILITIES AND
STOCKHOLDERS' EQUITY                           $    170,696         $     22,709
                                                    =======              =======

                           CHATTOWN.COM NETWORK, INC.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS


                                                         December 31,
                                                  1999                1998
                                          ------------------------------------
REVENUES

    Membership fees - net                $     274,727        $     318,448
    Advertising                                188,582
                                               --------             -------
                                               463,309              318,448
EXPENSES

    Online and hosting service                 104,265               87,978
    Office expense                              43,510                8,250
    Automobile                                  16,381               22,465
    Other expense                                9,573                  902
    Advertising                                  6,559                  642
    Depreciation                                 3,620                2,952
    Telephone                                    3,149                5,210
    Travel                                       2,715                5,571
                                                ------              -------
                                               189,772              133,970

NET INCOME FROM OPERATIONS                     273,537              184,478

OTHER INCOME (EXPENSE)
    Interest/other                              10,430                   16
    Stock compensation                         (17,500)
                                               --------             -------
                                                (7,070)                  16
                                               --------             -------
NET INCOME FROM CONTINUING OPERATIONS    $     266,467        $     184,494
                                               ========             ========











                       See notes to financial statements.


                                            CHATTOWN.COM NETWORK, INC.
                             PRO FORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY


                                                                     Additional
                                    Common Stock                   Paid-in      Accumulated
                                 Shares          Amount            Capital        Earnings            Total
                               -----------     -----------       ----------      -----------       ----------

Balance at

    January 1, 1998            34,994,656        $34,995          $(24,000)      $   22,386      $   33,381

Distributions                                                                      (201,429)       (201,429)

Net Income                                                                          184,494         184,494
                               ----------        --------         ---------       ----------     -----------
Balance at
    December 31, 1998          34,994,656         34,995           (24,000)           5,451          16,446

Issuance of common
    stock for services            500,000            500            34,500                           35,000

Distributions                                                                      (156,348)       (156,348)

Net Income                                                                          266,467         266,467
                               ----------        --------         ---------       ----------     -----------
Balance at
    December 31, 1999          35,494,656        $35,495          $ 10,500        $ 115,570       $ 161,565
                               ==========        ========         =========       ==========     ===========








                       See notes to financial statements.

                           CHATTOWN.COM NETWORK, INC.
                 PRO FORMA CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                         December 31,
                                                    1999               1998
                                                -----------         ----------
CASH FLOWS FROM OPERATING ACTIVITIES
    Customer and advertising receipts            $ 425,232          $ 326,965
    Interest and other income                       10,262
    Cash paid to suppliers                        (183,116)          (136,845)
                                                -----------         ----------
NET CASH PROVIDED BY OPERATING ACTIVITIES          252,378            190,120

CASH FLOWS FROM INVESTING ACTIVITIES
    Purchase of property and equipment              (6,917)

CASH FLOWS FROM FINANCING ACTIVITIES
    Distributions                                 (156,348)          (201,429)
                                                -----------         ----------
NET INCREASE (DECREASE) IN
    CASH AND CASH EQUIVALENTS                       89,113            (11,309)

CASH AND CASH EQUIVALENTS,
    beginning of year                                9,819             21,128
                                                -----------         ----------
CASH AND CASH EQUIVALENTS,
    end of year                                 $   98,932         $    9,819
                                                ===========         ==========


                                                            December 31,
                                                        1999            1998
                                                     ----------      ----------
RECONCILIATION OF NET INCOME TO NET CASH
    PROVIDED BY OPERATING ACTIVITIES

NET INCOME                                            $266,467        $ 184,494

ADJUSTMENTS TO RECONCILE NET INCOME TO
    NET CASH PROVIDED BY OPERATING ACTIVITIES
        Depreciation                                     3,620            2,952
        (Increase) decrease in accounts receivable     (38,077)           8,517
        Increase in accounts payable                     1,083
        Increase (decrease) in accrued liabilities       1,785           (5,843)
        Stock compensation expense                      17,500
                                                     -----------      ----------
NET CASH PROVIDED BY OPERATING ACTIVITIES             $252,378        $ 190,120
                                                     ===========      ==========

                           CHATTOWN.COM NETWORK, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998



                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Chattown.com Network, Inc. (formerly Vaxcel, Inc.) ("the Company") has presented the 1999 and 1998 pro forma consolidated financial statements which give effect to the stock purchase agreement as set forth in Note A to these financial statements as if such transactions had occurred, for balance sheet purposes, on December 31, 1997 and, for statement of operations purposes, on January 1, 1998. These pro forma consolidated financial statements should be read in conjunction with the Company's and the acquired Company's separate financial statements and notes thereto appearing elsewhere in the Form 8-K dated April 10, 2000. The pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of the Company's future results.

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Company was formed on January 6, 1993 as a wholly-owned subsidiary of CytRx corporation (CytRx). On June 2, 1999, A-Z Professional Consultants, Inc., a Utah corporation ("A-Z"), entered into a Stock Acquisition Agreement ("Agreement") with CytRx. A-Z purchased 9,625,000 shares or 87.5% of the Company's issued and outstanding shares of common stock for two hundred fifty thousand dollars ($250,000) and discontinued all operations of the Company. A-Z did not apply push down accounting to the net assets acquired from Vaxcel, Inc. In addition, CytRx terminated its license of Optivax to Vaxcel, resulting in the assignment of CytRx of Vaxcel's rights and obligations under its license agreement to Corixa Corporation.

On April 10, 2000, the Company entered into a Stock Purchase Agreement ("Agreement") with Value Plus Marketing, Inc. ("Value Plus"), a private internet company headquartered in Sarasota, Florida. Pursuant to the Agreement, the Company purchased 100% of the stock of Value Plus, for twenty four million shares of the common stock of the Company. The 24,000,000 shares of the Company's common stock is equivalent to approximately 69% of the Company's issued and outstanding shares of its common stock. The stock purchase was accounted for under the pooling of interests method of accounting.

Revenue and Cost Recognition

Revenue is generated from membership fees, advertising sales and other website visits originating at the Company's web sites. The Company recognizes income and the related expenses when earned and incurred, respectively.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

                           CHATTOWN.COM NETWORK, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS




NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounts Receivable

The Company uses the direct write-off method to account for uncollectible accounts receivable. There were no uncollectible accounts in 1999 or 1998.

Advertising

The Company expenses advertising costs as incurred.

Prepaid Expense

On September 17, 1999, the Company issued 500,000 shares of its common stock to its President for services. The prepaid expense consists of the value of the common stock which was unearned as of December 31, 1999. The amount was earned subsequent to December 31, 1999.

Property and Equipment

Property and equipment are carried at cost and are depreciated using the straight-line method over the estimated useful lives of the assets, which vary from three to five years.

Income per Common and Common Equivalent Share

The computation of basic earnings per common share is computed using the weighted average number of common shares outstanding during the year.

The computation of diluted earnings per common share is based on the weighted average number of the shares outstanding during the year plus common stock equivalents which would arise from the exercise of stock options and warrants outstanding using the treasury stock method and the average market price per share during the year. Common stock equivalents are not included in the diluted earnings per share calculation when their effect is antidilutive. At December 31, 1999 and 1998, there were no outstanding stock options or warrants.

Stock Based Compensation

The Company may grant stock options to key employees, directors and consultants with an exercise price equal to the fair market value of the shares at the date of grant. At December 31, 1999 and 1998 there were no options granted.

                           CHATTOWN.COM NETWORK, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS




NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Concentration of Credit Risk

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

NOTE B - DISCONTINUED OPERATIONS

On June 2, 1999, the Company discontinued all operations of Vaxcel. These pro forma financial statements do not include the discontinued operations of Vaxcel.

NOTE C - INCOME TAXES

At December 31, 1999, the Company had net operating loss carryforwards of approximately $12,000,000 and research and development tax credit carryforwards of approximately $111,000. These carryforwards are available to offset future taxable income and begin to expire in 2008. The utilization of the net operating loss carryforwards is dependent upon the tax laws in effect at the time the net operating loss carryforwards can be utilized. The Tax Reform Act of 1986 significantly limits the annual amount that can be utilized for certain types of these carryforwards as a result of the change in ownership.

A valuation allowance has been established for the net deferred tax asset due to the uncertainty of the Company's ability to realize such asset.

                           CHATTOWN.COM NETWORK, INC.

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS




NOTE D - FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's financial instruments consist of current assets and current liabilities. The carrying amount of these assets and liabilities approximates fair value because of the short-term nature of these items.

NOTE E - COMMITMENTS AND CONTINGENCIES

The Company leases various automobiles under non-cancelable leases expiring through December 2000. Expense under these operating leases was $16,381 and $22,465 for 1999 and 1998, respectively.

Future minimum lease payments under all operating leases total $10,170 at December 31, 1999.

NOTE F - SUBSEQUENT EVENTS

On April 3, 2000, the Company adopted a stock benefit plan authorizing the issuance of 750,000 shares of the Company's common stock, par value $.001. At the discretion of the Board of Directors, shares may be issued or options to acquire shares may be granted.

                                   SIGNATURES

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9,2000

                                            Chattown.com Network, Inc.



                                            By: /s/ Thomas Clay
                                            Name:    Thomas Clay
                                            Title:   President and Director


The following exhibit(s) are incorporated by reference:

EXHIBIT  PAGE
NO.      NO.        DESCRIPTION
-------  ----       -----------
10       *          Stock  Purchase  Agreement  dated  April  10,  2000,  by and between Chattown.com Network, Inc., and Thomas Clay and Mark
                    Schellenberger  (from  Form 8-K filed  with the SEC on April
                    20, 2000).

10(a)    *          Addendum  to Stock  Purchase  Agreement,  by and between the parties to the Stock Purchase Agreement dated April 10, 2000
                    (from Form 8-K filed with the SEC on April 20, 2000).

                                        3